Vantage Drilling Company Barclays CEO Energy Conference New York, New York September 5, 2012 Exhibit 99.1

Some of the statements in this presentation constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward looking statements contained in this presentation involve risks and uncertainties as well as statements as to:
• our limited operating history;
• availability of investment opportunities;
• general volatility of the market price of our securities;
• changes in our business strategy;
• our ability to consummate an appropriate investment opportunity within given time constraints;
• availability of qualified personnel;
• changes in our industry, interest rates, the debt securities markets or the general economy;
• changes in governmental, tax and environmental regulations and similar matters;
• changes in generally accepted accounting principles by standard-setting bodies; and
• the degree and nature of our competition.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control.  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-
looking statements.
Forward-Looking Statements

Symbol: VTG (NYSE AMEX)
Location: HQ – Houston; Operations – Singapore; Marketing – Dubai
Market Cap:
<
$450 million ($1.54 per share)
Book Value:
<
$700 million ($2.40 per share)
Enterprise Value:
<
$2.5 billion
Employees: > 1,000
Contract Backlog: $2.8 billion
Owned Fleet: 4 Ultra-Premium Jackups (operating in SE Asia & West Africa)
1 Ultra-Deepwater Drillship (operating offshore India)
1 Ultra-Deepwater Drillship (undergoing final acceptance testing in GOM)
1 Ultra-Deepwater Drillship (under construction – May 2013 delivery)
Managed Fleet: 1 Ultra-Deepwater Drillship (under construction – Q1/Q2 2013 delivery)
Corporate Overview

•
Aquamarine Driller
contract extended for an additional year at $153,400 per day, adding approximately $56 million of backlog (prior contract at $132,000).
•
Sapphire Driller
awarded additional contracts at $165,000 per day net of taxes through the middle of 2013, adding approximately $34.5 million to backlog (prior contract at $120,000).
•
Acquisition of Titanium Explorer
in April 2012.  Undergoing customer acceptance testing with expected contract commencement end of September 2012.
•
Ultra-deepwater rates rising, providing excellent contracting opportunity for
Tungsten Explorer
(2 Quarter 2013
delivery).
•
Platinum Explorer
has achieved impressive utilization –
–
First 12 months of operation – 92.4% utilization
–
Completed 1 Quarter 2012 @ 99.0% utilization
–
Completed 2   Quarter 2012 @ 99.0% utilization
Recent Developments

nd
st
nd

•
Premium high-specification drilling units, including four jackup rigs and three drillships
•
Vantage’s modern rigs are capable of drilling to deeper depths and possess enhanced operational efficiency and technical capabilities, resulting in higher utilization, dayrates and margins
•
Total costs of owned fleet of four jackups, the Platinum Explorer drillship and the Titanium Explorer of approximately $2.6 billion
(<
$3.2 billion upon delivery/completion of Tungsten
Explorer)
•
Highly successful track record of managing, constructing, marketing and operating offshore drilling units
•
Deep in-house technical team of engineers and construction personnel overseeing complex construction projects
•
All newbuilds delivered on budget and on time
•
Jackup fleet has experienced approx. 99% of productive time for Vantage’s first 42 months in operation
•
Significant long-term cash flow visibility
•
Contract backlog of approximately $2.7 billion with industry leading E&P Companies.
•
Work experience includes a strong customer mix including:
(1) PVEP Phu Quy Petroleum Operating Co. Ltd. is a joint venture interest between PetroVietnam Exploration Production Corp. and Total E&P Vietnam.
Company Highlights

Premium Fleet
Proven Operational
Track
Record
Significant
Contract Coverage
with
High Quality
Counterparties
– Level of efficiency is “best in class”
– Total, ENI, Petrobras, ONGC, Petronas Cargali, PTT Thailand, Pearl Energy, Bowleven, Foxtrot
(1) International, Phu Quy , and Salamander.

•
Successful construction management arrangements for ultra-deepwater drillships, including completed Aker drillships and SeaDragon semisubmersible projects and ongoing Dalian Developer project.
•
Provided Vantage with significant engineering expertise and experience in Korean, Chinese and
Singaporean shipyards.
•
Management team with extensive experience; average of 29 years in the drilling industry
•
Includes international and domestic public company experience with industry-leading peers involving numerous acquisitions and debt and equity financings.
•
Experienced operating and technical personnel with highest level of expertise.
Company Highlights (Cont’d)

Experienced
Construction
Supervision and
Management and
Operational Team
Arrangements
Management

Owned Assets
• Delivered On-Time, On-
Budget - December 2008
• Hired by Financial Institution to provide shipyard oversight following bid process
• Largest drillship in the world currently under construction
• Vessel will include oil storage and multi-purpose
capabilities
• Delivery Q2 2013
• 3   newbuild project at DSME
• Leverages shipyard experience
• Favorable costs and delivery
schedule
• Delivery Q2 2013
Tungsten Explorer
Premium Owned Fleet with a Proven Operational
Track Record

• 2    Successful newbuild at
DSME
• Delivery April 2012
• On Contract by Q4 2012
Construction Management Projects
Dalian Developer
Newbuild Ultra-Premium Marine Pacific Class 375 Jackups
Emerald Driller Sapphire Driller Aquamarine Driller Topaz Driller
Platinum Explorer
Ultra-Deepwater 12,000 ft Drillships
• Delivered On-Time, On-
Budget - November 2010
• Delivered On-Time, On-
Budget - July 2009
• Delivered On-Time, On-
Budget - December 2009
• Delivered On-Time, On-
Budget - September 2009
Titanium Explorer
Ultra-Deepwater Drillship
nd rd

Business Strategy

•
Customer demand for new high-specification units supported by:
– Need for rigs well-suited for drilling through deep and complex formations and drilling horizontally
– Enhanced efficiency providing faster drilling and moving times
– Improved safety features and lower downtime for maintenance
•
Long-term drillship contracts for Platinum Explorer (5 years) and Titanium Explorer (8 years)
•
Marketing Tungsten Explorer with focus on project term of 3-5 years
•
Jackups operating on contracts with multi-year term
•
Negotiating multi-year extension for Emerald Driller
•
$2.7 billion in contract backlog mitigates cyclical oil and gas industry risk
•
Focused on expanding relationships with national oil companies, major oil companies, large independents and super-regionals (generally longer contract duration)
•
Strong existing relationships have contributed to large existing backlog and repeat business with customers
•
Organic growth through attractive shipyard orders
•
Growth through acquisitions of assets and other offshore drilling companies
•
Both deepwater and jackups attractive; however current conditions favor ultra-deepwater
Capitalize on Customer
Demand for High-
Specification Units
Focus on Long-term
Contracts
Expand Key Industry
Relationships
Pursue Expansion
Opportunities

Vantage Offices
Managed Rigs
Country of Operation
Worldwide Operations

Houston
Dubai
Singapore
Contract: Petrobras
Titanium Explorer
U.S. GOM
Sapphire Driller
Contract: Foxtrot
Ivory Coast
Contract: ONGC
Platinum Explorer
India
Contract: PTT
Emerald Driller
Thailand
Aquamarine Driller
Contract: Petronas
Carigaili
Malaysia
Topaz Driller
Contract: Total
Malaysia
Owned Rigs

ओएनजीसी
ONGC

TOTAL

BR
PETROBRAS

Nido
Petroleum Limited

PETRONAS

PEARL
ENERGY
a Mubadala company

VAALCO ENERGY, INC.

PTTEP

FOXTROT
International

SALAMANDER ENERGY

bowleven
oil & gas

PETROVIETNAM

PremierOil

Strong Customer Relationships 10 Key Customers

$60
$50
$40
$30
$20
$10
$0
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
Revenue
EBITDA

VANTAGE
DRILLING COMPANY

•
Faster drilling times
•
Faster moving times
•
Increased volumes of consumable liquids and
drilling fluids
•
Reduced boat runs and non-productive time
•
Improved pipe handling and offline capability
•
Fast preloading time for all tanks
•
75’ x 30’ cantilever reach substantially greater
than the industry average
•
Pipe decks allow increased storage capacity
•
Premium drilling package:
•
3 x 2200HP mud pumps
•
Integrated diverter system
•
18-¾’’ BOP system and 4 rams
•
High-capacity, high efficiency – 5 x CAT 3516 B
Diesel engines
Ultra-Premium Jackup Fleet

Emerald Driller
Sapphire Driller Topaz Driller Aquamarine Driller
World class assets achieving world class performance
Fleet productive time approximately 99% since inception
Quarterly Financial Performance
Increased Operational Efficiency and
Improved Technical Capability:

(1) Average drilling revenue per day is based on the total estimated revenue divided by the minimum number of days committed in a contract. Unless otherwise noted, the total revenue includes any mobilization and demobilization fees and other contractual revenues associated with the drilling services.
(2) The drilling revenue per day includes the achievement of the 12.5% bonus opportunity, but excludes mobilization revenues and revenue escalations included in the contract.
Fleet Status –
Average Drilling Revenue/Day

Ownership
2012
2013 2014
Rig %
Q1
Q2 Q3 Q4 Q1
Q2
Q4 Q1 Q2 Q3
Q4
Jackups
Emerald Driller 100%
$130K
Sapphire Driller 100%
$120K (net of taxes) $165K (net) $165K (net) $175 (net)
Aquamarine Driller
100%
$132K $153K
Topaz Driller
100% $187K (includes upgrades and mobilization) $135K
Drillships
Platinum Explorer 100% $590.5K (5 years)
Titanium Explorer 100%
$572K (8 years)
(2)
Tungsten Explorer
100%
Contracted
Option Commisioning /
Construction
Contract
Mobilization /
(1)
Q3
Contract extension being negotiated for Emerald
(up to 3 years)

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

100%
90%
80%
70%
60%
50%
Aug-07
Nov-07
Mar-08
Jul-08
Nov-08
Mar-09
Jul-09
Nov-09
Mar-10

$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$-
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09

100%
90%
80%
70%
60%
50%
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09

• Premium jackups (350’ + IC rigs)
and ultra-deepwater  floater have
historically maintained
significantly higher utilization
levels
Source: Riglogix; ODS-PetroData.
Premium Asset Advantage

Recent leading edge
dayrates have reached
$170K for jackups and
$650K for ultra-deepwater
floaters
Global Jackup Utilization
International vs. GOM Jackup Utilization
Historical Floater Dayrates ($Thousands) Historical Floater Utilization
GOM
Midwater Deepwater Ultradeepwater Midwater Deepwater Ultra-Deepwater
<300 ft. 300 to 349 ft. IC 350+ ft IC
Rest of World

•
Capabilities and age –
The current worldwide fleet is comprised mostly of older, inefficient rigs
Source: ODS-Petrodata
Global Jackup Fleet Distribution
Profile of Global Jackup Fleet

Age Rigs % % 300+ 200-299 <200
25 years or older 325 68% 58% 152 119 54
5 to 24 years 64 13% 11% 59 1 4
0 to 4 years 90 19% 16% 80 6 4
479 100% 291 126 62
2012 Deliveries 26 5% 24 2 0
2013 Deliveries 38 7% 37 1 0
2014 Deliveries 15 3% 13 2 0
558 100% 365 131 62
Age of Jackup Fleet Water Depth (feet)
Despite 126 newbuild deliveries since 2003, majority of worldwide jackup fleet remains older than 25 years
–
22% of today’s jackups are mat-supported and/or have less than 200ft of water depth capability
–
68% of today’s jackups are 25 years or older
–
As of March 2012 a total of 85 rigs were either stacked, cold stacked, or in an accommodation mode without drilling contract
–
How many will not return to service?
•
Age is a factor –
Demand is increasing for high-specification jackups.  Many customers are implementing age restrictions and new high-specification requirements.
MS
18
300'+ IC
151
MC
40
300'+ IC
9
250' IC
57
<300' IS
15
<250' IC
65
300' IC
131

180
160
140
120
100
80
60
40
20
0
# of units
2000
2002
2004
2006
2008
2010
2012
Existing fleet
New-builds

140
120
100
80
60
40
20
0
# of fields on stream (5000 ft+)
2000
2002
2004
2006
2008
2010
2012
2014

300
250
200
150
100
50
0
Drilling (rig-years)
2011
2012
2013
2014
2015
2016
Deepwater demand
Ultra-deepwater demand
Deepwater Supply
Ultra-deepwater Supply

Ultra-Deepwater Rig Supply is Increasing Significantly Deepwater Exploration is a Young, Rapidly Growing Market
Demand is Likely to Exceed Rig Supply Despite Newbuilds
Source: ODS-Petrodata, DnB NOR
Global Deepwater Market

Recent fixtures
>$650,000 per day

Balance Sheet
($Millions)
Financial Overview

Long-term
Debt matures
in 2015
First Call
option
February
2013
December 31, December 31, June 30,
2010 2011 2012
Cash and cash equivalents 120.4
$
110.0
$
123.7
$
Restricted cash 29.0 7.0 5.9
Trade receivables 50.2 100.9 78.2
Inventory 19.8 24.4 33.6
Prepaid expenses and other current assets 11.5 16.9 13.0
230.9 259.3 254.5
Property and equipment, net 1,718.1 1,805.1 2,648.2
Investment in joint venture - - -
Other assets 54.2 58.2 86.4
2,003.2
$
2,122.5
$
2,989.1
$
Accounts payable and accrued liabilities 107.5
$
148.1
$
197.0
$
Short-term debt 8.6 - -
Current maturities of long-term debt - - -
116.1 148.1 197.0
Long–term debt 1,103.5 1,246.4 2,082.7
Other long term liabilities 13.5 29.8 20.1
Shareholders' Equity
Paid-in capital 854.8 860.8 865.2
Retained Earnings (84.7) (162.6) (175.8)
Accumulated other comprehensive loss - - -
Total shareholders’ equity 770.2 698.2 689.4
2,003.2
$
2,122.5
$
2,989.1
$
Outstanding shares 289.7 291.2 292.4
Book value per share 2.66
$
2.40
$
2.36
$

EBITDA
Low
6.5x
Today’s
Peer Avg.
8.8x
Historical
Peer Avg.
11.6x
$400 million $2.04 $4.91 $8.42
$450 million $3.04 $6.29 $10.23
$500 million $4.06 $7.66 $12.05
$550 million $5.08 $9.04 $13.87
Implied Values – EV/EBITDA
Source: Jefferies
Price to Book Value
Key Drivers Near Term –
•
Achieve high productive time on Platinum Explorer
•
Improving dayrate contract fixtures on jackups
•
Commencement of operations in US GOM for Titanium Explorer
•
Contract for the Tungsten Explorer
•
Refinance $2 billion debt in 2013

Significant Upside Valuation Potential
Peer Group (current)
Peer Group (2009-2010)
Peer Group (2005-2009)
VTG
140%
190%
300%
64%

Historical Financial Information
($ Millions)
Financial Overview

Achieved record Revenue and
Adjusted EBITDA in 1   Quarter 2012
Quarter Ended
Revenue Adjusted EBITDA
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$14.3
$6.4
$22.2
$9.5
$36.4
$14.2
$38.6
$58.3
$5.0
$25.3
$68.4
$24.6
$66.9
$21.3
$84.9
$16.9
$124.6
$42.8
$120.9
$49.7
$118.5
$44.8
$121.3
$47.3
$131.8
$60.3
$105.1
$50.9
3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012
st

Reconciliation of Net Income (Loss) to Adjusted EBITDA
($Millions)
Appendix

3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012
Net income (loss) 6.0
$
(7.0)
$
(33.6)
$
(13.0)
$
(18.7)
$
(40.1)
$
(11.9)
$
(7.3)
$
(1.2)
$
(10.0)
$
Interest expense, net 8.0 13.3 13.9 14.1 41.5 39.3 37.1 37.5 36.8 36.2
Income tax provision (benefit) 2.3 8.4 2.8 5.5 2.9 7.8 2.0 (1.2) 5.8 6.1
Depreciation 7.5 8.4 8.8 8.8 16.1 16.0 16.0 16.4 16.6 16.4
Loss on debt extinguishment - - 24.0 - - 25.2 - - - -
Loss on acquisition of subsidiary - - 3.8 - - - - - - -
EBITDA 23.8
$
23.1
$
19.7
$
15.4
$
41.9
$
48.2
$
43.2
$
45.4
$
58.0
$
48.7
$
Share-based compensation expense 1.5 1.5 1.6 1.5 0.9 1.5 1.6 1.9 2.3 2.2
Adjusted EBITDA 25.3
$
24.6
$
21.3
$
16.9
$
42.8
$
49.7
$
44.8
$
47.3
$
60.3
$
50.9
$